Exhibit 99.2 Corporate Presentation January 2025 Nasdaq: NAMS

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements by NewAmsterdam Pharma Company N.V. (“NewAmsterdam” or the “Company”) regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; the Company's business and strategic plans; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of the Company’s product candidate; the timing for enrolling patients; the timing and forums for announcing data; the size and growth potential of the markets for the Company’s product candidate; the therapeutic and curative potential of the Company’s product candidate; financing and other business milestones; the Company’s expected cash runway; and the Company’s plans for commercialization. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of NewAmsterdam’s product candidate and the timing of expected regulatory and business milestones; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine conflict, and the war in Israel; the effects of competition on NewAmsterdam’s future business; and those factors discussed in documents filed by the Company with the SEC. Additional risks related to NewAmsterdam’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; and the Company’s ability to continue to source the raw materials for its product candidate, together with the risks described in the Company’s filings made with the U.S. Securities and Exchange Commission from time to time. If any of these risks materialize or NewAmsterdam’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that are presently unknown by the Company or that NewAmsterdam currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect NewAmsterdam’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. NewAmsterdam anticipates that subsequent events and developments will cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing NewAmsterdam’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither NewAmsterdam nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and NewAmsterdam’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NewAmsterdam believes its internal research is reliable, such research has not been verified by any independent source and NewAmsterdam cannot guarantee and makes no representation or warranty, express or implied, as to its accuracy and completeness. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of NewAmsterdam and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with NewAmsterdam or an endorsement or sponsorship by or of NewAmsterdam. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that NewAmsterdam will not assert, to the 2 fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Obicetrapib and Obicetrapib plus Ezetimibe Could Address Significant Unmet Need in Cardiometabolic Diseases

Significant unmet need for oral LDL-C lowering therapy as adjunct to statins

Simple, once-daily, low-dose CETP inhibitor with statistically significant LDL-C lowering and effects beyond LDL, observed across three Phase 3 trials and five Phase 2 trials

Convenient oral format potentially enables broad adoption and combinations to address unmet need, if approved

Robust IP protection **until mid 2043**

30mm+
patients in the US alone are not achieving LDL-C lowering goals

>3,500 pts
of favorable safety/tolerability data comparable to placebo. Blinded data in >9,500 patients

35-40%
LDL-C lowering versus placebo as a monotherapy*

46-56%
mean Lp(a) lowering versus placebo as a monotherapy+

~50%
LDL-C lowering versus placebo in combination** with ezetimibe

21%
observed reduction in MACE favoring obicetrapib at 1-year^

Observed beneficial effects beyond LDL, on ApoB, non-HDL-C, LDL-P, HDL-C and other markers of glycemic control and renal function

3

Source: Company data for obicetrapib 10mg monotherapy, *Pooled data includes BROOKLYN, TANDEM, BROADWAY Phase 3 data sets. Reduction across ITT mean, median, and LS mean. ** ROSE2 and TANDEM data, Reduction across ITT mean, median, and LS mean
+Pooled data from BROOKLYN and TANDEM. LS mean reduction placebo corrected ^Data from BROADWAY trial, MACE was an exploratory endpoint measure

NewAmsterdam Pharma

Previous 18 Months Were a Time of Groundwork, Goals and Growth

- Completed and announced results for BROOKLYN, BROADWAY, and TANDEM Phase 3 studies
- Building world-class commercial and MSL functions
- Doubled in size (~70) with new hires and offices in Amsterdam, NL, Miami, FL, and Philadelphia metro area
- Secured funding to support US Commercial launch, if approved, with cash at YE24 of ~$835M

2023

- Presented ROSE2 full data at NLA
- Topline Japan Phase 2b results
- Initial Alzheimer's Phase 2a data
- Selected formulation for obi+eze Phase 3 trial

2024

- Composition of matter IP Granted
- Completed enrollment for PREVAIL CVOT
- Announced topline results for BROOKLYN Phase 3
- Announced topline results for TANDEM Phase 3 trial
- Announced topline results for BROADWAY Phase 3 trial

NewAmsterdam Pharma

Obicetrapib Designed to Address the ~30M Patients in US on Drug but not at Goal

~72 million
Adults in US diagnosed with hypercholesterolemia

~43 million
Treated primary prevention patients

~19 million
Treated secondary prevention patients

~10 million
Diagnoses patients not treated with statin or LLT

~18 million
Not at goal of LDL-C <100mg/dl

~8 million
High Risk ASCVD not at goal of LDL-C <55 mg/dl

~5 million
ASCVD not at goal of LDL-C <70 mg/dl

Of the ~30M treated patients not at goal, **~18M** were **"far from goal" (greater than 20%)** and 6M were not taking statins

US Branded Lipid Lowering Market

Potential key factors limiting penetration include **product limitations** and **market access** hurdles:
Low prescriber enthusiasm for existing TPPs
Payors restrict access

ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol; LLT=lipid lowering treatment.
Source: ISPOR 2024

5

Lipid Lowering Therapy (LLT) Market is a Growing Opportunity

1


11.0%
1.3%
0.1%
87.6%
Generic - Statin
Generic - non Statin
Branded - PCSK9
Branded - ACL Inhibitor

256M

Prescriptions written in past 12 months.[1]

Over 250 MM Rx's annually

2

Patients on Lipid lowering Therapy[2]


56MM
51MM
46MM
41MM
36MM
5.4% Growth
4.3% Growth
49MM
51MM
54MM
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Market grew 4% over 2 years

3

Patients on Non-statin[3] Treatment


4.0MM
3.5MM
3.0MM
2.5MM
2.0MM
17.8% Growth
19.6% Growth
2.7MM
3.2MM
3.8MM
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Non-statin market grew at high double digits

4

Patients on Branded[4] Treatment


700K
600K
500K
400K
300K
200K
100K
0K
26.3% Growth
31% Growth
386K
487K
638K
Nov '20 to Oct '21
Nov '21 to Oct '22
Nov '22 to Oct '23

Branded market grew even faster

5

Branded sales driving market opportunity ($ millions)


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Leqvio
Repatha
2021
2022
2023
2024 LTM*

PCSK9 sales accelerated post launch miscalculations

Recent guideline and label changes driving renewed acceleration

2022: ACC updated guidelines[5] to target LDL-C <55 mg/dl in high-risk patients in line with ESC/EAS

2024: FDA actions reflect need to reduce access restrictions for LLTs. Labels updated from "on top of maximally tolerated statins" to "treatment of primary hyperlipidemia" for some LLTs[6]

6

1. Source: IQVIA XPT - Data Period – 12 months of TRx from Dec '22 to Nov '23 Source: IQVIA LAAD data from Nov '20 to Oct '23 2. All Lipid Lowering therapies: Statins, Ezetimibe and combinations; PCSK9 and BPA 3. Non-Statins : Ezetimibe and combinations; PCSK9 and BPA 4. Branded: PCSK9 and BPA 5. Lloyd-Jones DM, et al. J Am Coll Cardiol. 2022;80(14):1366-1418 6. Leqvio (inclisiran). Prescribing information. Novartis; 2023.; Nexletol (bempedoic acid). Prescribing information. Esperion Therapeutics Inc; 2023. Note: LTM=last 12 months ending 2Q24

NewAmsterdam Pharma

Majority of ASCVD/HeFH Patients are not Achieving LDL-C Targets Primary prevention HeFH ASCVD patients with an Very high risk ASCVD patients with LDL-C target of LDL<70 or patients with an LDL-C 2 an LDL-C target <100 mg/dL <55 mg/dL (2017-2018) target <55 mg/dL (2020- 1 3 (2011-2017) 2021) LDL-C < 100 mg/dL LDL-C < 70 mg/dL LDL-C < 55 mg/dL 29% 24% 10% <1/3 achieved ~1/4 achieved 10% achieved LDL-C <100 mg/dL LDL-C <70 mg/dL LDL-C <55 mg/dL ASCVD=atherosclerotic cardiovascular disease; HeFH=heterozygous familial hypercholesterolemia; LDL-C=low-density lipoprotein-cholesterol. 1. Schreuder MM, et al. LDL cholesterol targets rarely achieved in familial hypercholesterolemia patients: A sex and gender-specific analysis. Atherosclerosis. 2023 2. Gao Y, Shah LM, Ding J, Martin SS. US trends in cholesterol screening, lipid levels, and lipid- lowering medication use in US adults, 1999 to 2018. J Am Heart Assoc. 2023;12(3):e028205; 3. Katzmann JL, et al. Simulation s tudy on LDL cholesterol target attainment, treatment costs, and ASCVD events with bempedoic acid in patients at high and very-high 7 cardiovascular risk. PLoS One. 2022;17(10):e0276898;

CV Events Took an Alarming Turn Following Removal of LDL-C Guidelines in 2013 1 CVD Mortality Trends for US Males and Females, 1980 to 2020 Trends in Prevalence of High LDL-C in US Adults, 2 NHANES 1999-2018 with History of ASCVD 550 100 530 LDL-C Goals Removed In 75 510 2013 490 50 470 25 450 430 0 410 390 ~75% of ASCVD patients are NOT 370 at their risk-based LDL-C goal 350 1980 1985 1990 1995 2000 2005 2010 2015 2020 Year Males Females 1 Tsao, CW., et. al., Heart Disease and Stroke Statistics—2023 Update: A Report From the American Heart Association, Circulation. 2023;147:e00–e00. DOI: 10.1161/CIR.0000000000001123 2. Yumin Gao, Y., et.al., US Trends in Cholesterol Screening, Lipid 8 Levels, and Lipid-Lowering Medication Use in US Adults, 1999 to 2018, J Am Heart Assoc. 2023;12:e028205. DOI: 10.1161/JAHA.122.02820500 Deaths in Thousands LDL-C ≥70 mg/dL, %

Physicians have Limited Treatment Options to Meet Patients Needs

Available and investigational treatment options have limitations

	Ezetimibe[1]	Nexletol[2]	PCSK9i[3]	Obicetrapib[5]	Obi + Eze [5]
Approval	Approved	Approved	Approved	LDL-C data 2024	LDL-C data 2024
MACE Benefit	7%	13%	15%	21%*	TBD
Observed LDL-C Reduction	25%	17%	45-50%	35-40%	49-54%
Administration	Oral (small molecule)	Oral (small molecule)	Injectable (mAb)	Oral (small molecule)	Oral (small molecule)
Dosing	10mg	180mg	140-150mg	10mg	20mg (10mg Obi + 10mg Eze)
Food Effect	No	No	No	No	No
Safety & Tolerability	Safe, well-tolerated	Tendon rupture & gout warning on label	Safe, injection site reactions	Well-tolerated compared to placebo	Well-tolerated compared to placebo
Lp(a) lowering	None	None	15-30%	46-56%	63%

Note: The above data do not represent head-to-head comparisons. Actual results may differ from expectations. Obicetrapib mono and Ezetimibe combo, along with the Oral PCSK9 have not been approved by any regulatory authority. E= estimated dates. Red represents sub-optimal product charateristics.
Sources: 1. PI Zetia table 7. refers to; Gagne, C et al. Am J Cardiol 2002. LDL-C measured only using Friedewald 2. PI Nexletol; study 2. refers to; Goldberg, A et al. JAMA 2019;322(18):1780-1788. LDL-C measured using Friedewald and direct assay for LDL-C <50 mg/dL. 3. multiple studies: Blom, D et al. N Engl J Med 2014; Kereiakes, D et al. Am Heart J 2015.; Ray, K. N Engl J Med 2020. 4. Ballantyne, C et al. JACC 2023;81(16) 5. See slide 12 for LDL-C, *MACE benefit from exploratory analysis in BROADWAY at 1 year 6. MK0616 was observed to have adverse events comparable to pbo in Phase 2b trials

9

Limited New Therapies on the Horizon

Available and investigational treatment options have limitations

	MK-0616[1]	AZD0780[2]	Obicetrapib[3]	Obi + Eze [4]
Approval	LDL-C data 2026E (CVOT data 2029E)	TBD	LDL-C data 2024	LDL-C data 2024
Current Phase	Phase 3 ongoing	Phase 2b ongoing	Phase 3 completed	Phase 3 completed
Observed LDL-C Reduction	50-59% (~20% with food)	30%-38%	35-40%	49-54%
Administration	Oral (peptide)	Oral (small molecule)	Oral (small molecule)	Oral (small molecule)
Dosing	380mg (20mg API + 360mg SNAC)	30mg-60mg	10mg	20mg (10mg Obi + 10mg Eze)
Food Effect	Yes (8hr fast & 30min wait)	No	No	No
Safety & Tolerability	SNAC technology has previously been observed to have tolerability concerns[6]	Well-tolerated	Well-tolerated compared to placebo	Well-tolerated compared to placebo
Lp(a) lowering	20-25%	unkown	46-56%	63%

Note: The above data do not represent head-to-head comparisons. Actual results may differ from expectations. Obicetrapib mono and Ezetimibe combo, along with the Oral PCSK9 have not been approved by any regulatory authority. E= estimated dates.Red represents sub-optimal product charateristics.
Sources:. 1. Ballantyne, C et al. JACC 2023;81(16) 2. EAS 2024 3. See slide 12 for LDL-C 6. MK0616 was observed to have adverse events comparable to pbo in Phase 2b trials

10

Obicetrapib Program Designed to Overcome Limitations of Prior CETP Inhibitors (3) (1) (2) (4) (5) Evacetrapib Torcetrapib Dalcetrapib Anacetrapib Obicetrapib (6) Observed LDL-C reduction 25% 7% 11-21% 17% 35-40% CETP inhibition 35% 30% 65% 80% 97% Dosing 60mg 600mg 100mg 100mg 10mg Blood pressure increase Yes No No No No Aldosterone increase Yes No No No No Lp(a) lowering unknown unknown 20-25% 20-25% 46%-56% ApoB lowering 15% None 15-20% 18% 22%-24% OUTCOMES STUDIES Name ILLUMINATE Dal-OUTCOMES ACCELERATE REVEAL PREVAIL Patients 15,067 15,871 12,092 30,449 9,541 Baseline LDL-C (mg/dl) 79.7 76.4 81.1 61 103 LDL-C reduction (mg/dl) 20 NS 25 11 TBD Median follow-up 18 mo 31 mo 26 mo 49 mo 42 mo (expected) Result (HR) 1.25 1.04 1.01 0.91 TBD Short follow-up but As expected, low Explanation Off target tox No LDL-C benefit mortality benefit (HR baseline and LDL TBD 0.84) reduction 11 Note: The above trials and data do not represent head-to-head comparisons. Actual results may differ from expectations. Sources: 1. Barter et al. NEJM.2007; 2. Schwartz et al. NEJM.2012; 3. Lincoff et al. NEJM.2017 4. Bowman et al. NEJM.2017 5. Company Data 6. Per PUC, if available

Consistent LDL-C Reduction Observed Across Our Phase 2 and Phase 3 Trials Obicetrapib 10 mg monotherapy Obicetrapib plus ezetimibe ROSE ROSE2 BROOKLYN TANDEM BROADWAY ROSE2 TANDEM 0.0% 0.0% -10.0% -10.0% -20.0% -20.0% -30.0% -30.0% -40.0% -40.0% -50.0% -50.0% -60.0% -60.0% On-treatment mean LS mean Median On-treatment mean LS mean Median Monotherapy reductions of 35-40% Combo reductions of 50-60% Note: ROSE at week 8, ROSE2, BROOKLYN, BROADWAY, and TANDEM as of week 12. 12 % change versus placebo % change versus placebo

Consistent LDL-C Reduction Observed Over One Year Trial Duration LS Mean % change vs. placebo LDL-C reduction over time (ITT population) 41.5% 38.2% 38.3% 36.3% * * Note: * = p<0.0001. Martin Hopkins mean changes at baseline, day 30, Day 180, Day 270 and LS mean by PUC at Day 84 and Day 36 5. 13

Consistent LDL-C Reduction Observed Over One Year Trial Duration LDL-C at day 84 and 365 Mean LDL-C reduction over time Day 84 (primary endpoint) Day 365 (secondary endpoint) 5% 0% 0% 1% -5% -1% -1% -1% -5% -3% -10% -10% -15% -15% -20% -20% -25% -25% -24% -30% -30% -29% -35% -33% -33% -34% -33% -33% -33% -35% -35% -40% -35% -36% -39% -37% -40% -45% Day 30 Day 84 Day 180 Day 270 Day 365 Obicetrapib 10 mg (LS mean) Obicetrapib 10 mg (on-treatment) Obicetrapib 10 mg (mean) Obicetrapib 10 mg (median) Placebo Obicetrapib 10 mg 14 Note: LDL-C at day 84 and 365 chart via PUC. Mean reduction over time chart via Martin/Hopkins. % change from placebo Mean % change from baseline

LDL-C Responder Analysis at day 84 34% of patients with >50% LDL-C reduction 33% of patients with >50% LDL-C reduction 100% 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% 61% of patients with >50% LDL-C reduction 15 Note: each line represents a single patient in the obicetrapib 10 mg arm, five patients increase more than 100% in the BROADWAY study. TANDEM data for the FDC of obicetrapib and ezetimibe LDL-C % change versus baseline

Greater Proportion of Patients in Obicetrapib Arm Achieved LDL-C Goal % of patients achieving LDL-C thresholds at Day 84 % of patients achieving LDL-C thresholds at Day 84 16

Over 70% of Patients on Obicetrapib+Ezetimbe Achieved Less than <55 mg/dL % of patients achieving LDL-C thresholds at Day 84 17

Exploratory Endpoint: Major Adverse Cardiovascular Events (MACE) (1) BROADWAY MACE Data Placebo Obicetrapib Hazard Ratio 95% CI N = 844 N= 1686 All-cause mortality – no. (%) 12 (1.4) 19 (1.1) 0.83 (0.40-1.71) Coronary heart death – no. (%) 5 (0.6) 8 (0.5) 0.80 (0.26-2.44) First 4-point MACE – no. (%) 44 (5.2) 70 (4.2) 0.79 (0.54-1.15) (1) BROADWAY + BROOKLYN Pooled MACE Data Placebo Obicetrapib Hazard Ratio 95% CI N = 962 N= 1920 All-cause mortality – no. (%) 14 (1.5) 20 (1.0) 0.78 (0.39-1.58) Coronary heart death – no. (%) 7 (0.7) 9 (0.5) 0.63 (0.24-1.70) First 4-point MACE – no. (%) 49 (5.1) 75 (3.9) 0.75 (0.53-1.08) 4-point MACE: CHD death, Non-fatal myocardial infarction, non-fatal stroke, coronary revascularization 18 1. MACE was evaluated in BROADWAY as an exploratory endpoint. There may be limitations on the interpretation of MACE data derived from both BROOKLYN and BROADWAY studies given they were not designed to assess MACE as the primary and secondary endpoints.

Kaplan-Meier Curve Separates at Day 200 HR=0.79 95% CI (0.54-1.15) 4-point MACE: CHD death, Non-fatal myocardial infarction, non-fatal stroke, coronary revascularization 19 Note: While not powered to detect a MACE benefit, we observed positive MACE data as part of our review of the exploratory endpoint. BROADWAY was not powered to measure MACE benefit and the MACE data presented below may not be predictive of the MACE data we observe in PREVAIL, which has been designed to measure MACE benefit.

Observed MACE Reduction in BROADWAY Suggests Potential Benefit Beyond LDL-C 30% CTT regression Line Observed MACE reduction 25% in BROADWAY •The CTT regression line (dotted lines) > 4 years of treatment represents the expected relationship 3 years of treatment between a mean absolute reduction in 20% LDL-C versus placebo and the predicted 2 years of treatment MACE benefit at different time points based on historical trials 15% 1 year of treatment •In BROADWAY, we observed a 21% 10% difference in MACE from placebo, after one year of treatment 5% 0% 0 5 10 15 20 25 30 35 40 45 50 Mean absolute LDL-C reduction between groups (mg/dL) Note: The 1-4 treatment lines in the chart above reflects the meta-analysis of 26 statin clinical trials conducted by the CTT collaboration which showed that there is a consistent, linear decrease in MACE for every absolute unit of non-HDL (which is primarily composed of LDL-C) cholesterol reduction. Actual results may differ materially as MACE was evaluated in BROADWAY as an exploratory endpoint. This is not a head-to-head analysis 20 Source: 1. JAMA. 2016;316(12):1289-1297 2. European Heart Journal (2018)39,2540–2545 Relative Risk Reduction of MACE

Obicetrapib Observed to Impact Multiple Factors Believed to be Associated with MACE LDL-C ↓ Non-HDL-C ↓ ApoB ↓ LDL-P ↓ sdLDL-C ↓ Small LDL-P ↓ Lp(a) ↓ Oxidized LDL-P ↓ HDL-C ↑ NODM ↓ MACE ApoA1 ↑ REDUCTION Note: NODM = New onset diabetes mellitus 21

Overview of Events of Special Interest Placebo N= 843 Obicetrapib N= 1685 n (%) n (%) AST or ALT > 3 x ULN 8 (0.9) 10 (0.6) Bilirubin > 2 x ULN 4 (0.5) 2 (0.1) CK > 5 x ULN 3 (0.4) 5 (0.3) (p = 0.015) NODM or worsening of glycemic control 338 (40.1) 592 (35.1) - AE indicating new/worse type 1 or 2 diabetes 30 (3.6) 58 (3.4) - Initiation of diabetes medication 104 (12.3) 186 (11.0) - HbA1c ≥ 6.5% (where baseline HbA1c < 6.5%) 55 (6.5) 84 (5.0) - Two consecutive glucose values > 126 mg/dL 248 (29.4) 459 (27.2) - HbA1c increase from baseline >0.5% 133 (15.8) 234 (13.9) - Worsening glycemic control 199 (23.6) 350 (20.8) Renal function worsening 77 (9.1) 127 (7.5) - eGFR < 30 mL/min/1.73m2 13 (1.5) 13 (0.8) - 25% decrease in eGFR from baseline: 70 (8.3) 115 (6.8) - Increase of Serum Creatinine ≥ 0.3 mg/dL from baseline 61 (7.2) 91 (5.4) Macular degeneration 0 (0.0) 1 (0.1) 22

Multiple Positive Data Readouts Provide Momentum into Next 12 Months



2022
2023
2024
2025E
2026E
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
Cardiometabolic
Obicetrapib Monotherapy Product
(obicetrapib 10mg)
Phase 3 BROADWAY Trial
Lipid Mono Study
(HeFH or ASCVD; LDL-C ≥ 55 mg/dL; n=2,530)
BROADWAY Ph3
Phase 3 BROOKLYN Trial
Lipid Mono Study
(HeFH; LDL-C ≥ 70 mg/dL; n=354)
BROOKLYN Ph3
LDL regulatory filing
Phase 3 CVOT PREVAIL Trial
(ASCVD or HeFH; LDL-C ≥ 55 mg/dL; n=9,541)
PREVAIL CVOT
MACE regulatory filing
Phase 2 VINCENT Trial
Lp(a) change in combo w/ Repatha
(Lp(a) >50 mg/dL; LDL-C >70 mg/dL; n=30)
VINCENT Ph2
Obi+Eze FDC Product
(obicetrapib 10mg + ezetimibe 10mg)
Phase 3 TANDEM Trial
(LDL-C ≥ 70 mg/dL; n=407)
TANDEM Ph3
LDL regulatory filing
Phase 3 REMBRANDT Trial
Coronary plaque volume study
(LDL-C ≥ 70 mg/dL; Total coronary plaque > 75mm³; n=300)
REMBRANDT Ph 3
Phase 2b ROSE2 Trial
(LDL-C ≥ 70 mg/dL; n=114)
ROSE2 Ph2b
Neuro-metabolic
Alzheimer's Product
(proprietary dose/formulation incorporating obicetrapib)
Phase 2a Alzheimer's Disease Trial
(ApoE4 carrier; n=10-15)
Alzheimer's Ph2a
LEGEND
Initiation
Enrollment complete
Ph3 readout
CVOT readout
Ph2 readout
Numerous catalysts expected throughout 2025-2026
NewAmsterdam Pharma

Note: Other than as noted, the pipeline represents trials that are currently ongoing. Projections are subject to inherent limitations. Actual results may differ from expectations.

Study Design and Baseline Characteristics of Phase 3 Trials

BROOKLYN

1° endpoint – week 12 N = 354

Obicetrapib 10 mg (2:1 randomization)

Placebo

13-months

Key Inclusion Criteria

- HeFH
- LDL-C ≥70 mg/dL
- Maximally tolerated lipid lowering therapy

Baseline Lipids (obicetrapib 10mg mean)



200
150
100
50
0
mg/dL
123
148
107
52
136
LDL-C
Non-HDL-C
ApoB
HDL-C
TG

Baseline Lipid Modifying Therapy

- Any statin 89%
- High intensity statin: 79%
- Ezetimibe: 54%
- PCSK9i 14%
- Other 8%

BROADWAY

1° endpoint – week 12 N = 2530

Obicetrapib 10 mg (2:1 randomization)

Placebo

13-months

Key Inclusion Criteria

- ASCVD or HeFH
- LDL-C ≥55 mg/dL w/risk factors, or
- LDL-C≥ 100 mg/dL
- Maximally tolerated lipid lowering therapy

Baseline Lipids (blinded mean)



150
100
50
0
mg/dL
98
125
92
50
142
LDL-C
Non-HDL-C
ApoB
HDL-C
TG

Baseline Lipid Modifying Therapy

- Any statin 91%
- High intensity statin: 65%
- Ezetimibe: 26%
- PCSK9i 4%
- Other 11%

PREVAIL

LDL-C endpoint N = 9541

Obicetrapib 10 mg (1:1 randomization)

Placebo

54-months

Key Inclusion Criteria

- ASCVD
- LDL-C ≥55 mg/dL w/risk factors, or
- LDL-C≥ 100 mg/dL
- Maximally tolerated lipid lowering therapy

Baseline Lipids (blinded mean)



200
150
100
50
0
mg/dL
103
133
97
48
155
LDL-C
Non-HDL-C
ApoB
HDL-C
TG

Baseline Lipid Modifying Therapy

- Any statin >90%
- High intensity statin: 70%
- Ezetimibe: 23%

NewAmsterdam Pharma

PREVAIL Designed to Apply Lessons Learned from Previous CVOTs to Reduce Risk and Demonstrate Obicetrapib’s Full Benefit Greater LDL-C lowering activity anticipated Higher absolute LDL-C reduction expected to lead Targeting higher baseline LDL-C patients to greater MACE benefit Longer duration of follow up Maximizes opportunity for MACE reduction Targeting higher-risk patient population Potentially enhanced Differentiated secondary endpoints commercial profile vs. other LDL-C lowering agents 25

2024 Achievements Pave the Way for Potential 2025 Value Inflection Milestones 4Q 2024 1Q 2024 3Q 2024 Complete enrollment for Initiate TANDEM BROOKLYN Phase 3 BROADWAY Phase 3 TANDEM Phase 3 BROADWAY Phase 3 topline PREVAIL CVOT Phase 3 trial topline topline topline 2024 2H 2025 1H 2025 EMA regulatory VINCENT Phase 2 BROADWAY full data TANDEM full data submission topline presentation and publication presentation and publication 2025 26 Note: Projections are subject to inherent limitations. Actual results may differ from expectations. The timing of regulatory submissions is subject to additional discussions with regulators.

Obicetrapib and Alzheimer’s Disease 27

CETP Knock-in Mice Observed to Increase Brain Cholesterol Levels and CETPi Observed to Rescue Cognition in Preclinical Models of CETP-induced AD ▪ Source: Felix Oestereich, et al., The Cholesteryl Ester Transfer Protein (CETP) raises Cholesterol Levels in the Brain and affects Presenilin-mediated Gene Regulation, Journal of Lipid Research, vol. 63, no.9, 2022. Control diet 1 % cholesterol diet p<0.05 p<0.05 1.6 1.2 CETPi 0.8 observed to increase brain 0.4 cholesterol levels 0.0 WT CEPT WT CEPT Control diet 1 % cholesterol diet p=0.0043 + HDL correlation - LDL correlation p=0.019 100 3 2.5 2 2 r =0.5837 r =-0.4042 Improvement in 80 2.0 p=0.015 p=0.0365 Correlation NOR scores 2 60 1.5 observed observed with between plasma 40 CETPi 1.0 lipoproteins and 1 (Evacetrapib) 0.5 NOR score 10 0 0 0 0 20 40 60 80 100 0 20 40 60 80 100 NOR score (%) NOR score (%) Positive correlation observed between Negative correlation observed between • Scores below the red line (50%) indicate cognitive impairment NOR score and HDL quantification in CETP NOR score and LDL quantification CETP • Evacetrapib had no observed effect on impairment in APP tg and APP/CETP expressing female mice and APP/CETP expressing female mice • Evacetrapib observed to inhibit memory impairment in CETPtg & APP/CETPtg 28 28 Novel object CETP WT discrimination ratio (%) Cholesterol intensity Plasma HDL (mmol/L) Plasma LDL (mmol/L)

CETP Loss-of-Function (LoF) Genotype may be Associated with Slower Memory Decline and Lower AD Risk • CETP’s potential involvement in CNS cholesterol homeostasis is supported by genetic data • CETP LoF genotype may be associated with lower CETP activity & a corresponding increase in HDL levels CETP CETP (Apo-A1) Lewy body dementia (LBD) LBD (ApoE-e4+) LBD (ApoE-e4-) Parkinson Dementia in Parkinson Lower CETP OR (95% CI) 2 LoF CETP genes 1 LoF CETP gene Normal CETP Source: JAMA, January 13, 2010—Vol 303, No. 2 29 29

Initial Data for Obicetrapib 10mg Observed to Decrease 24s- & 27-hydroxycholesterol (“OH”) in both Plasma and Cerebrospinal Fluid (“CSF”) • In separate trials with different protocols and endpoints, Simvastatin was observed to only reduce 24s- and 27-OH in plasma • Obicetrapib was observed to be well-tolerated. No serious adverse events were reported, nor were any adverse events Simvastatin Obicetrapib 6.2 considered to be related to the study drug. 1.2 -5.9 -8.6 -9.2 -11.0 -11.7 -20.1 Source: Alzheimer Dis Assoc Disord. 2010; 24(3): 220–226 and Company data 30 Note: The results shown above do not represent head-to-head comparisons. The data was obtained from clinical trials with different objectives, designs and patients. Actual results may differ from expectations. 30 % Change from BL % Change from BL

Clinical events and exclusivity timelines 31

Comprehensive Patent Portfolio with Composition of Matter IP into 2043 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 7/43 US (1) COM EU 7/43 Proprietary form (COM) patent family** PTE 2/34 9/39* US Species (2) Selection SPC 2 2/34 /34 9/39* EU 8/27 (U.S.); 4/25 (EU) Genus US approval 6 mo. US NCE exclusivity (5 years) 30 mo. stay pedi. Regulatory exclusivity 6 mo. EU approval Data exclusivity + market exclusivity (8 + 2 years) EU pedi. 32 Note: Regulatory exclusivity dates for information purposes only, Filled colors = granted patents & dotted lines = pending patents; one patent only to be selected for SPC/PTE; an earlier US approval leads to earlier regulatory expiry & shorter PTE; *including pediatric extension 6m; ** will be pending once a PCT application is filed; actual results may differ from expectations. 1. US 12,006,305 2. Low dose/ species selection patents US 10,653,692, US 11,013,742, US 11,642,344; statin combo patent US 10,300,059

Growing Team of Cardiometabolic Experts with Deep Experience Across Clinical Development and Commercialization Michael Davidson, M.D. John Kastelein, M.D. Douglas Kling William ‘BJ’ Jones Ian Somaiya Louise Kooij Juliette Audet CEO CSO COO CCO CFO CAO CBO Bob Rambo Annie Neild Matthew Philippe Chris Deluzio Sheng Cui Marc Ditmarsch, M.D. EVP, Marketing EVP, Head of Global EVP, Head of Investor EVP, Enterprise CMO CDO Regulatory Affairs Relations Operations 33

Thank You 34